Exhibit 10.12

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MANUFACTURING AND SUPPLY AGREEMENT

THIS MANUFACTURING AND SUPPLY AGREEMENT (the “Agreement”) is made and entered into this 8th day of March, 2010 (the “Effective Date”), by and between MIKART, INC. (“Mikart”) and VERTICAL PHARMACEUTICALS, INC. (“Vertical”). Mikart is a Georgia corporation with its principal place of business at 1750 Chattahoochee Avenue, Atlanta, Georgia 30318. Vertical is a New Jersey corporation with its principal place of business at 2400 Main Street, Suite 6, Sayerville, New Jersey 08872.

BACKGROUND:

A.                                    Mikart is the sole and exclusive owner of all right, title and interest in and to the “ANDA” and the related “Product” (each as hereinafter defined).

B.                                    Vertical desires to engage Mikart to manufacture the Product for commercial distribution by Vertical, and Mikart desires to accept such appointment.

NOW, THEREFORE, in consideration of the foregoing premise and the mutual covenants, agreements and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mikart and Vertical, subject to the terms and conditions contained herein, hereby agree as follows:

ARTICLE 1
DEFINITIONS

Capitalized words, terms and phrases, which are not otherwise defined herein, shall have the following respective meanings:

1.1                               “ANDA” shall mean an Abbreviated New Drug Application owned by Mikart and covering the Product as approved by the “FDA” (as hereinafter defined).

1.2                               “Batch” shall mean the quantity of [***] tablets with respect to the 375mg Product, and die quantity of [***] tablets with respect to the 750mg Product.

1.3                               “Confidential Information” shall mean the proprietary and confidential data or information of a party hereto, other than its Trade Secrets, which is of tangible or intangible value to such party and is not generally known by or available to the competitors of such party. Notwithstanding the foregoing, Confidential Information shall not include information which: (i) at the time of disclosure to the receiving party is in the public domain or thereafter enters the public domain through no wrongful act or omission of the receiving party; (ii) is already known by the receiving party at the time of disclosure by the disclosing party and such information is not otherwise subject to confidentiality obligations of the receiving party; or (iii) is available to the receiving party at the time of disclosure by the disclosing party from a third party who, to the receiving party’s knowledge, may disclose such information without violation of any confidentiality obligation.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.4                               “Contract Year” shall mean a twelve (12) consecutive month period during the Term of this Agreement, and the first Contract Year shall commence as of the Qualification Date and subsequent Contract Years shall commence on each anniversary of the Qualification Date.

1.5                               “FDA” shall mean the United States Food and Drug Administration or any successor agency thereof.

1.6                               “Product” shall mean (i) 375mg Chlorzoxazone tablets, and (ii) 750mg Chlorzoxazone tablets.

1.7                               “Qualification Date” shall mean the date on which Mikart satisfactorily completes its validation and stability testing pursuant to Article 3 of this Agreement such that it becomes authorized to begin manufacturing the Product under the ANDA in accordance with the terms of this Agreement.

1.8                               “Territory” shall mean the United States of America and its territories and such other locations as maybe added pursuant to Section 3.6.

1.9                               “Trade Secrets” shall mean the “trade secrets” of a party as defined under applicable law.

ARTICLE 2
PRODUCT MARKETING RIGHTS

Vertical acknowledges and agrees that Mikart will at all times be the sole and exclusive owner of the ANDA and any and all formulae, drawings, data, trade secrets, copyrights, trademarks, patents and other intellectual property rights of any kind or nature associated with the Product or its manufacture. Vertical further acknowledges and agrees that Mikart has transferred to Argent Development Group, LLC (“Argent”) the exclusive right to market, distribute and sell the Product in the Territory, pursuant to that certain Master Product Development Agreement, dated June 7, 2005, between Mikart and Argent, as amended (the “Development Agreement”). Contemporaneously with the execution of this Agreement, and as contemplated by Section 1.7 and Article 2 of the Development Agreement, Argent is granting to Vertical the exclusive right to market and distribute the Product in the Territory pursuant to that certain Tablets Marketing Rights Agreement, dated March 10, 2010, between Argent and Vertical (the “Tablets Marketing Rights Agreement”). Mikart and Vertical acknowledge and agree that the Product will be manufactured for and sold to Vertical pursuant to the terms of this Agreement.

ARTICLE 3
TESTING AND MANUFACTURE

3.1.                            Validation and Testing. Vertical and Mikart acknowledge that Mikart must validate three (3) Batches of each strength of the Product prior to selling any of the Product to Vertical (the “Validation”). After Mikart successfully completes the Validation, Vertical shall be obligated to purchase the Batches so validated in accordance with the terms of this Agreement. Such Batches shall be part of, and shall be applied to, Vertical’s minimum purchase requirements within the first Contract Year. Mikart shall conduct stability testing on the Product as required by

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

federal law (the “Stability Testing”). Mikart shall maintain Stability Testing and Validation data at its Atlanta, Georgia facilities or at such other location as agreed to by Vertical and Mikart in accordance with FDA regulations. All of Mikart’s costs incurred in connection with the Validation, the Stability Testing and the storage of data related thereto shall be periodically billed to and paid by Vertical. Mikart shall maintain the ANDA in full force and effect at all times during the Term of this Agreement.

3.2.                            Exclusivity. Subject to the terms and conditions contained herein (including, without limitation, Section 4.3 hereof), Mikart shall manufacture and sell the Product exclusively to Vertical, and Vertical shall purchase exclusively from Mikart all of Vertical’s requirements for the Product relating to sale or use within the Territory during the Term of this Agreement.

3.3.                            Limited Warranties. Mikart hereby represents and warrants to Vertical that the Product manufactured and sold to Vertical hereunder shall conform to the specifications set forth on Exhibit A attached hereto and incorporated herein by- reference (the “Specifications”) and shall be free of all defects in materials and workmanship. The Product when manufactured and sold to Vertical, shall comply with all applicable federal, state and local laws, including without limitation, the current “Good Manufacturing Practices” as published and amended from time to time by the FDA, and Mikart’s manufacturing and storage facilities shall comply with all applicable federal, state and local laws. EXCEPT AS SET FORTH IN THIS SECTION 3.3 AND SECTION 9.1 HEREOF, MIKART MAKES NO OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. With respect to each batch of the Product manufactured hereunder, this Section 3.3 shall remain effective until the expiration date noted on such Product.

3.4.                            Quality Control.

(a)                                 Mikart will perform quality control testing on the Product in accordance with normal industry standards to determine whether such Product conforms to die Specifications required herein, Contemporaneously with each shipment of the Product hereunder, Mikart will provide Vertical with a certificate of analysis with respect to such Product. Mikart will perform, at Vertical’s expense, any and all other testing relating to the Product which is reasonably requested by Vertical and promptly provide Vertical with the results thereof.

(b)                                 In addition, Mikart shall be responsible for conducting an ongoing stability program as required by federal law. Mikart shall provide the results of such testing to Vertical in a timely manner as this data is generated or received by Mikart. Mikart’s cost therefore shall be periodically billed to and paid by Vertical.

(c)                                  Mikart will, upon the reasonable request of Vertical, assay any Product returned to Vertical by a third party purchaser. Vertical shall reimburse Mikart for the costs of any such assay unless the results thereof prove the cause of return is as a result of Mikart’s negligence or willful misconduct.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)                                 In the event that any batches of the Product are subject to a recall, Vertical, at its expense, shall conduct the recall, except that Mikart shall reimburse Vertical for the costs thereof to the extent such recall results from the breach by Mikart of Sections 3.3 and 9.1 herein.

(e)                                  Each party hereto shall promptly notify the other of any recall of the Product which has been directed by it or by any governmental entity in the Territory for any reason whatsoever. Such notice shall identify the reason for the recall and all relevant details thereof.

(f)                                   Each party hereto shall promptly deliver to the other a copy of all notices received by it from the FDA during the term of this Agreement relating to the manufacture, storage or sale of the Product.

3.5.                            Packaging Materials. Mikart shall order from time to time, at Vertical’s request and expense, labels, package inserts and other packaging materials (“Product Packaging”) in sufficient quantities to permit the packaging of the Product ordered by Vertical from time to time hereunder.

3.6.                            Additional Locations. In the event Vertical desires to market, distribute or sell the Product in any location not set forth in Section 1.8 or previously added to the Territory pursuant to this Section 3.6 (each a “Location”), then Mikart and Vertical shall cooperate in good faith to obtain any governmental or regulatory consents, registrations, approvals or permits (collectively, the “Approvals”) necessary or appropriate therefore (and Vertical shall pay all of Mikart’s reasonable out-of-pocket expenses related thereto). Once the Approvals have been obtained, the Location shall automatically be deemed to be part of the Territory for purposes of this Agreement. Notwithstanding anything to the contrary set forth herein, Vertical shall not market, distribute or sell any Product in a Location unless and until the Approvals are obtained.

ARTICLE 4
ORDERS AND SALES

4.1.                            Forecasts. Commencing upon the execution of this Agreement, and thereafter at least thirty (30) days prior to the commencement of each calendar quarter, Vertical shall provide Mikart with a non-binding, rolling twelve (12) month forecast of its requirements for the Product.

4.2.                            Purchase Orders. Vertical shall place its orders for the Product no later than ninety (90) days prior to the requested delivery date using separately numbered, written purchase orders (each, a “Purchase Order”). Purchase Orders shall be transmitted to Mikart via U.S. mail, private courier, or facsimile transmission. Each Purchase Order shall include complete and accurate information with respect to quantity, shipment dates, shipment method and delivery destination. Mikart and Vertical shall work together in good faith to schedule orders and deliveries of Product in a manner which is reasonably acceptable to both parties, and Mikart shall promptly notify Vertical upon its receipt of any Purchase Order containing delivery dates which need to be rescheduled accordingly.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.3.                            Minimum Purchase.

(a)                                 During each Contract Year during the Term hereof, Vertical shall order and purchase from Mikart the following minimum number of Batches of the Product:

375mg Product

Contract Year	Minimum Batches
1	[***]
2	[***]
3	[***]
4	[***]
5	[***]

750mg Product

Contract Year	Minimum Batches
1	[***]
2	[***]
3	[***]
4	[***]
5	[***]

(b)                                 For subsequent Contract Years, if any, Vertical’s minimum purchase obligation shall be agreed to in writing by the parties; provided, however, that in the absence of such agreement between the parties, Vertical’s minimum purchase obligation for such subsequent Contract Years shall remain the amount set forth above for the fifth (5th) Contract Year. Notwithstanding anything in this Agreement to the contrary, in the event Vertical fails to meet its minimum purchase requirements set forth, in this Section 4.3 during any Contract Year for any reason other than a breach of this Agreement by Mikart or a force majeure event, Vertical shall pay to Mikart an amount equal to the quantity of Product by which Vertical failed to meet its minimum purchase obligation for such Contract Year multiplied by the then current price for such Product.

ARTICLE 5
PRICES AND TERMS OF PAYMENT

5.1.                            Price. The price to be paid for the Product by Vertical to Mikart during the first Contract Year shall be as set forth on Exhibit B attached hereto.

5.2.                            Price Adjustments. Mikart shall have the right to increase the price charged for Product pursuant to Section 5.1 hereof one time during each Contract Year to reflect any increase in the costs of goods and services necessary to manufacture Product (“Total Product Costs”); provided, however, that (a) in the event Mikart so increases such price in any Contract Year, and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) after the effective date thereof but before the end of such Contract Year Mikart’s cost of raw materials or components for manufacturing Product (“Materials Cost”) increases by more than [***], Mikart shall have the right to again increase the price charged for Product in such Contract Year by a percentage amount equal to the portion of such percentage increase in Materials Cost that is in excess of [***]; provided further, that Mikart shall provide Vertical with documented evidence of any such Total Product Costs and Materials Cost increases and shall use its commercially reasonable efforts to prevent any such cost increases from occurring.

5.3.                            Payment Terms. Mikart shall invoice Vertical for the price of the Product sold at the time of shipment, and Vertical shall pay each such invoice within thirty (30) days after its receipt thereof.

ARTICLE 6
SHIPPING DEFECTS, RETURNS

6.1.                            Shipping. Mikart will ship all Product ordered hereunder to Vertical f.o.b. Mikart’s manufacturing facility, at which point the risk of loss for such Product will pass to Vertical. Title to such Product shall pass to Vertical only upon Mikart’s receipt of payment in full therefore. Mikart shall, ship Product to the location designated by Vertical on such Product’s respective Purchase Order. The parties agree that the method and route of shipment are at Mikart’s discretion unless Vertical furnishes Mikart explicit instructions with such Product’s respective Purchase Order. Vertical agrees to pay all costs of shipping and any costs of freight insurance obtained by Mikart at the request of Vertical. Mikart agrees to provide reasonable support to assist Vertical in pursuing any claims it may have against carriers relating to the shipment of Product.

6.2.                            Notification of Defects. Vertical shall notify Mikart in writing (a) within thirty (30) days after delivery to Vertical of any non-conforming Product containing obvious defects discoverable without affecting the integrity of such Product’s packaging and (b) within sixty (60) days of the later of its discovery or its notification by a third party of any latent defects. Vertical shall be responsible for any costs of performing testing and inspection of such Product incurred by it.

6.3.                            Returns. Mikart shall accept for return and replacement or credit any Product sold to Vertical under this Agreement which does not conform with the warranties set forth herein and for which proper notice has been given in accordance with Section 6.2, provided that Vertical obtains prior shipping authorization from Mikart. All returns of Product with obvious defects shall be in the original manufactured condition. Mikart will pay reasonable return freight and shipping charges, but Vertical shall assume the risk of loss in transit associated with such returns.

ARTICLE 7
TERM AND TERMINATION

7.1.                            Term. Unless earlier terminated in accordance with the provisions hereof, the initial term (the “Initial Term”) of this Agreement shall commence on the Effective Date and shall thereafter continue in effect for five (5) Contract Years. Following the Initial Term, this

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agreement shall automatically renew for additional, successive one (1) year renewal terms (each, a “Renewal Term” and a “Contract Year”) unless either party delivers to the other party a written termination notice at least one hundred twenty (120) days prior to the end of the Initial Term or the then current Renewal Term, as the case may be. For purposes hereof, the Initial Term and any Renewal Terms are sometimes referred to herein, collectively, as the “Term.” Notwithstanding anything to the contrary set forth in this Agreement, Mikart shall have the right to terminate this Agreement upon written notice to Vertical in the event that the Tablets Marketing Rights Agreement expires or is terminated for any reason. Vertical shall promptly notify Mikart in writing if the Tablets Marketing Rights Agreement expires or is terminated, or if any material or significant dispute arises between Vertical and Argent in relation to the Tablets Marketing Rights Agreement.

7.2.                            Termination. Either party may terminate this Agreement on written notice to the other party, effective immediately (unless otherwise noted below) if:

(a)                                 the other party commits a material breach of any of its obligations hereunder which is not cured within sixty (60) days of written notice from the other party specifying the breach; or

(b)                                 the other party is dissolved or liquidated, files or has filed against it a petition under any bankruptcy or insolvency law, makes an assignment to the benefit of its creditors, or has a receiver appointed for all or substantially all of its property.

Such, rights of termination shall he in addition to any other remedy the non-defaulting party may have at law, in equity or under this Agreement due to the other party’s breach of its obligations hereunder.

7.3.                            Post-Termination.

(a)                                 Upon termination of this Agreement for any reason, Vertical shall grant Mikart the option to produce all open orders in house in accordance with the conditions of the open orders and this Agreement; provided, however, that Vertical may not exercise this right if the Tablets Marketing Rights Agreement has been, or is in the process of being, terminated by Argent.

(b)                                 Following any termination or expiration of this Agreement, Vertical will have no further rights to sell, nor will it sell, any Product and Vertical will cease all such sales immediately, other than those sales which are necessary to fulfill open orders in accordance with Section 7.3(a) above (if applicable).

7.4.                            Changed Circumstances. In the event that the market for the Product materially changes or either party, in good faith, believes that a material change in such party’s circumstances beyond their control has occurred which materially affects its ability to perform its obligations pursuant to this Agreement, the parties hereto shall, in good faith, negotiate mutually acceptable revisions to this Agreement to address the impact of such material changes.

7.5.                            Force Maieure. The failure of either of the parties hereto to perform any obligation under this Agreement solely by reason of acts of God, acts of government, riots, wars,

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

strikes, accidents in transportation or other causes beyond its control shall not be deemed to be a breach of this Agreement; provided, however, that the party so prevented from complying herewith shall continue to take all actions within its power, including payment of outstanding invoices, to comply as fully as possible herewith; provided, further, that no event of force majeure shall in anyway affect the parties’ termination rights in Section 7.2 hereof.

ARTICLE 8
INDEMNIFICATION

Mikart hereby indemnifies and agrees to defend and hold Vertical harmless from and against losses, claims, damages, liabilities, costs and expenses (including, without limitation, attorneys’ fees and court costs) incurred by Vertical as a result of any breach of this Agreement by Mikart (including the untruth or inaccuracy of any of its representations or warranties herein) or Mikart’s gross negligence or willful misconduct. Vertical hereby indemnifies and agrees to defend and hold Mikart harmless from and against losses, claims, damages, liabilities, costs and expenses (including, without limitation, attorneys’ fees and court costs) incurred by Mikart as a result of Vertical any breach of this Agreement by Vertical (including the untruth or inaccuracy of any of its representations or warranties herein), the sale or distribution of the Product, any failure by Vertical to provide adequate instructions or warnings regarding the proper use of the •Product to any user thereof, or Vertical’s gross negligence or willful misconduct.

ARTICLE 9
WARRANTIES AND REPRESENTATIONS OF THE PARTIES

9.1.                            Additional Representations and Warranties of Mikart. Mikart hereby additionally represents and warrants to Vertical the following:

(a)                                 Mikart is a corporation duly organized and existing in good standing under the laws of the State of Georgia;

(b)                                 There are no material adverse claims pending or, to the best of Mikart’s knowledge, threatened against Mikart by any entity with respect to the Product;

(c)                                  Mikart holds a valid ANDA enabling it to manufacture the Product; and

(d)                                 Mikart is neither a party to nor otherwise bound by or subject to any agreement, understanding or other undertaking or instrument which prohibits or prevents it or Vertical from performing its obligations under this Agreement or under which such performance would constitute a breach, default or other violation.

9.2.                            Additional Representations and Warranties of Vertical. Vertical hereby additionally represents and warrants to Mikart the following:

(a)                                 Vertical is a corporation duly organized and existing under the laws of the State of New Jersey; and

(b)                                 Vertical is neither a party to nor otherwise bound by or subject to any agreement, understanding or other undertaking or instrument which prohibits or prevents it or Mikart from

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

performing its obligations under this Agreement or under which such performance would constitute a breach, default or other violation.

ARTICLE 10
CONFIDENTIALITY

Each party will hold the Confidential Information and Trade Secrets of the other party in complete confidence and will not without the prior written consent of the other party, or as expressly provided for in this Agreement, use or disclose them in whole or in part to any third party (a) with regard to Confidential Information, during the term of this Agreement and for a period ending [***] following any expiration or termination of this Agreement; and (b) with regard to Trade Secrets, at any time during which such information constitutes a trade secret under applicable law. Each party will he entitled to disclose any such Confidential Information and Trade Secrets to such of its affiliates, professional advisers, directors, managers, officers and employees who are directly concerned with this Agreement and its implementation and whose knowledge of such information is necessary for these purposes. Each party will use its reasonable efforts to ensure that each individual to whom such a disclosure is made adheres to the terms of this undertaking as if he or she were a party hereto. Each party may disclose such Confidential Information and Trade Secrets to the extent such disclosure is required by law; provided, however, that the disclosing party shall, as soon as is commercially reasonable, give the other party prior notice of such required disclosure and cooperate with such other party in order that such other party may seek a protective order or relief to prevent or limit the Confidential Information or Trade Secrets required to be disclosed; provided, further, that the disclosing party shall only disclose that portion of the Confidential Information and Trade Secrets that such party is legally required disclose. This Article 10 supersedes and replaces any prior confidentiality agreements between the parties, all of which are hereby terminated, null and void and of no further force or effect.

ARTICLE 11
ARBITRATION OF DISPUTES

All disputes arising out of or in connection with the interpretation, application or enforcement of this Agreement shall be settled by final and binding arbitration. Such arbitration shall be conducted in [***], pursuant to the commercial arbitration rules of the American Arbitration Association in effect at the time the arbitration is commenced. The decision of the arbitrators, which may include interest, shall be final and binding on the parties hereto and may be entered and enforced in any court of competent jurisdiction by any party. The arbitration shall be pursued and brought to conclusion as rapidly as possible. The prevailing party in the arbitration proceeding shall be awarded reasonable attorneys’ fees, expert witness costs and expenses, and all other costs and expenses incurred in connection with such proceeding, unless the arbitrators shall for good cause determine otherwise.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 12
NOTICES

12.1.                     Delivery. All notices, consents, requests and other communications hereunder shall be in writing and shall be sent by hand delivery, by certified or registered mail (return- receipt requested), or by a recognized national overnight courier service as set forth below:

If to Mikart:                                                    Mikart, Inc.

1750 Chattahoochee Avenue

Atlanta, Georgia 30318

Attention: Mr. Miguel I. Arteche

If to Vertical:                                               Vertical Pharmaceuticals, Inc.

2400 Main Street, Suite 6

Sayerville, New Jersey 08872

Attention: David Purdy

12.2.                     Effective Time. Notices delivered pursuant hereto shall be deemed given: (a) at the time delivered, if personally delivered; (b) at the time received, if mailed; and (c) one (1) business day after timely delivery to the courier, if by overnight courier service.

12.3.                     Changes. Either party hereto may change the address to which notice is to be sent by written notice to the other party in accordance with the provisions of this Article 12.

ARTICLE 13
MISCELLANEOUS

13.1.                     Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or unpaired, and the parties shall use their best efforts to substitute a valid, legal and enforceable provision, which, insofar as practical, implements the purpose of this Agreement.

13.2.                     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall be deemed one and the same instrument.

13.3.                     Governing Law. This Agreement shall be governed by, and any matter or dispute arising out of this Agreement shall be determined by, the laws of the [***].

13.4.                     Headings; Gender. “Article” and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All personal pronouns used in this Agreement shall include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural and vice versa, whenever and as often as may be appropriate.

13.5.                     Entire Agreement. This Agreement represents the entire agreement of the parties with respect to its subject matter. Any and all prior discussions or agreements with respect hereto

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

are merged into and superseded by the, terms of this Agreement. Vertical expressly acknowledges and agrees that its exclusive right to purchase the Product from Mikart and to market and sell the Product in the Territory, each as set forth herein, shall be governed solely by the terms of this Agreement. This Agreement may be modified or amended only in writing signed by both parties which expressly refers to this Agreement and states an intention to modify or amend it. No such amendment or modification shall be effected by use of any Purchase Order, acknowledgment, invoice or other form of either party and in the event of conflict between the terms of this Agreement and any such form, the terms of this Agreement shall control.

13.6.                     Notices. Any notice or payment required or permitted hereunder shall be in writing and sent by certified mail, overnight express, or personally delivered, addressed to the party to receive the notice as set out below.

13.7.                     No Assignment. Neither party hereto may assign this Agreement, in whole or in part, without the prior written consent of the other party, which consent shall not be unreasonably withheld. Any attempted assignment not in accordance herewith shall be null and void and of no force or effect.

13.8.                     Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, representatives and permitted assigns.

13.9.                     Interpretation. This Agreement was fully negotiated by both parties hereto and shall not be construed more strongly against either party hereto regardless of which party is responsible for its preparation.

13.10.              No Consequential Damages. Neither party to this Agreement shall have any liability to the other party for any consequential or indirect damages arising out of any breach of this Agreement, including, without limitation, loss of profit, loss of rise or business stoppage.

13.11.              Further Assurances. Upon the reasonable request of the other party, each party hereto agrees to take any and (all actions necessary or appropriate to give effect to the terms set forth in this Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the day and year first above written.

“Mikart”

MIKART, INC.

By:	/s/ Steven Squashic
Miguel I. Arteche, Chairman & CEO

“Vertical”

VERTICAL PHARMACEUTICALS, INC.

By:	/s/ David Purdy
Name:	David Purdy
Title:	Vice President

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

MIKART, INC.

FINISHED PRODUCT SPECIFICATIONS/SUBMISSION FORM

[***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

Prices

375mg Product

Size	Price

100 count bottle	$	[***]
500 count bottle	$	[***]
Pouch	$	[***]

750mg Product

Size	Price

100 count bottle	$	[***]
500 count bottle	$	[***]
Pouch	$	[***]